                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  AUGUST 25, 2005
                                                 ----------------

                               EMRISE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                     1-10346                  77-0226211
----------------------------   ------------------------    ---------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)

            9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CA 91730
--------------------------------------------------------------------------------
              (Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code:  (909) 987-9220
                                                    ----------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The disclosure contained in Item 2.03 of this Form 8-K is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On August 25, 2005, XCEL Power Systems, a United Kingdom-based subsidiary of Emrise Corporation (the "Company"), entered into two agreements with Lloyds TSB Commercial Finance Limited ("Lloyds") for (1) an unsecured cashflow loan of $546,000 (pound300,000) and (2) a $273,000 (pound150,000) term loan, secured by equipment. Both of these loans are structured as overadvances on the previously negotiated pound2,100,000 revolving loan with Lloyds, bringing the maximum aggregate commitment on the revolving loan to pound2,550,000.

         The unsecured cashflow loan of pound300,000 is payable at a rate of pound25,000 per month, the first payment falling due one month after initial drawdown on the revolving loan. The interest rate is variable and is adjusted monthly based on the prime rate plus 1.9%. The prime rate at September 1, 2005 was 6.50%. Lloyds has sole discretion to switch the details on this overadvance account if Lloyds determines that the Company will have difficulty in meeting the specific reductions in the overadvance account.

         The interest rate on the secured term loan of pound150,000 is variable and is adjusted monthly based on the prime rate plus 1.9%. Valuations of plant and machinery securing the loan are to be prepared by an independent valuer prior to drawdown and annually on the anniversary of the loan.


                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2005

                                  EMRISE CORPORATION

                                  By: /s/ CARMINE T. OLIVA
                                      ------------------------------------------
                                      Carmine T. Oliva, Chief Executive Officer


                                        2